UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 15, 2016

Date of Report

TAPIMMUNE INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27239	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 N. Laura Street, Suite 2500 Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

(904) 516-5436

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03    Material Modification to Rights of Security Holders.

The Board of Directors of TapImmune Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-12 (the “Reverse Stock Split”). On September 15, 2016, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed herewith as Exhibit 99.1.

Reasons for the Reverse Stock Split

The Reverse Stock Split is being effected in connection with the Company’s intent to apply to list the Common Stock on the NASDAQ Capital Market. As of the date of this report, bid and ask prices for the Common Stock are quoted on the OTC Markets Inc. OTCQB Marketplace and the Common Stock has not been approved for listing on the NASDAQ Capital Market or any other securities exchange, and any such listing may never occur.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split will become effective with FINRA and in the marketplace on September 16, 2016 (the “Effective Date”), at which time the Common Stock will begin trading on a split-adjusted basis. On the Effective Date, the trading symbol for the Common Stock will change to “TPIVD” for a period of 20 business days, after which the final “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “TPIV”. In connection with the Reverse Stock Split, the CUSIP number for stock certificates issued after the Reverse Stock Split will be 876033 408.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split divided by 12, with such resulting number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 12 and multiplying the exercise or conversion price thereof by 12, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities.

Certificated and Non-Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts. Stockholders holding paper certificates also do not need to take any action, as the paper certificates after the Reverse Stock Split will represent one-twelfth of the shares listed thereon.

Nevada State Filing. The Reverse Stock Split was effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada on September 13, 2016, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. The Certificate will become effective on the Effective Date. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effect the Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split, (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with these requirements.

Capitalization.

As of September 14, 2016, the Company was authorized to issue 500,000,000 shares of Common Stock, there were 100,504,256 shares of common stock issued and outstanding, and there were 67,715,002 shares of common stock reserved for issuance pursuant to options, warrants and other convertible securities. As a result of the reverse stock split and immediately following the effect of the reverse stock split, the Company will be authorized to issue 41,666,667 shares of common stock; there will be 8,375,355 shares of common stock issued and outstanding (subject to adjustment due to the treatment of fractional shares) and there will be 5,642,917 shares of common stock reserved for issuance pursuant to options, warrants and other convertible securities (subject to adjustment due to the treatment of fractional shares). The reverse stock split will have no effect on the par value of the common stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 8.01    Other Events.

On September 6, 2016, the Company issued a press release announcing recent corporate developments. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

3.1	Certificate of Change of TapImmune Inc. dated September 13, 2016

99.1	Press Release of TapImmune Inc., dated September 15, 2016

99.2	Press Release of TapImmune Inc., dated September 6, 2016

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties and assumptions, such as statements regarding the Company’s plans to list the Common Stock on the NASDAQ Capital Market. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors, including, without limitation, the results of the review by The NASDAQ Capital Market of the applicable transactions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions and projections, which could prove to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.

Date: September 15, 2016	By:	/s/ Glynn Wilson
	Name:	Glynn Wilson
	Title:	Chairman and CEO